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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 29, 2001

                             FRUIT OF THE LOOM, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-8941                 363361804
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

200 West Madison Street, Suite 2700, Chicago, Illinois              60606
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 899-1320

ITEM 5. OTHER EVENTS.

On November 1, 2001, Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc. (collectively, "Sellers"), FTL Caribe, Ltd. ("FTL Caribe"), New FOL Inc. ("Purchaser"), and Berkshire Hathaway Inc. ("Berkshire") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), a copy of which was previously filed on a Current Report on Form 8-K with the Securities and Exchange Commission on November 9, 2001, pursuant to which Purchaser agreed to purchase the basic apparel business of Sellers.

On November 29, 2001, Sellers, FTL Caribe, Purchaser, and Berkshire entered into Amendment No. 1 to Asset Purchase Agreement, a copy of which is attached as
Exhibit 2.1 hereto, pursuant to which the parties agreed to extend the deadline by which the U.S. Bankruptcy Court must approve the Bidding Procedures to December 7, 2001, the failure of which would allow Purchaser to terminate the Asset Purchase Agreement.

On December 5, 2001, the U.S. Bankruptcy Court approved the Bidding Procedures in open Court. The Order approving the Bidding Procedures was entered December 12, 2001.

On December 7, 2001, Sellers, FTL Caribe, Purchaser, and Berkshire entered into Amendment No. 2 to Asset Purchase Agreement, a copy of which is attached as
Exhibit 2.2 hereto, to reflect


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changes to the Asset Purchase Agreement required to conform certain portions of the Asset Purchase Agreement to the Bidding Procedures approved by the U.S. Bankruptcy Court.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits

Exhibit No.    Description
-----------    -----------

    2.1 Amendment No. 1 to Asset Purchase Agreement, dated as of November 29, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc.

    2.2 Amendment No. 2 to Asset Purchase Agreement, dated as of December 7, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Fruit of the Loom, Inc.


Dated: December 14, 2001             By: /s/ G. William Newton
                                         ---------------------
                                             G. William Newton
                                             Vice President-Finance
                                             Acting Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    2.1 Amendment No. 1 to Asset Purchase Agreement, dated as of November 29, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc.

    2.2 Amendment No. 2 to Asset Purchase Agreement, dated as of December 7, 2001, by and among Fruit of the Loom, Ltd., Fruit of the Loom, Inc., Union Underwear Company, Inc., FTL Caribe, Ltd., New FOL Inc. and Berkshire Hathaway Inc.